UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 29, 2007

SigmaTel, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50391	74-2691412
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1601 S. MoPac Expressway

Suite 100

Austin, Texas 78746

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(512) 381-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition.

On October 31, 2007, SigmaTel issued a press release announcing its 2007 third quarter results, and on the same date held a related conference call to discuss these results. The full text of the press release issued in connection with the announcement is attached as Exhibit No. 99.1 to this Current Report on Form 8-K. The press release and conference call contain forward-looking statements regarding SigmaTel and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The information in Item 2.02 of this Current Report on Form 8-K, and exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Use of Non-GAAP Financial Information

SigmaTel provides a non-GAAP measure of gross profit, net (loss) income and net (loss) income per share in its earnings release. The presentation of gross profit is intended to be a supplemental measure of performance and excludes a non-cash charge related to amortization of intangible assets from acquisitions. The presentation of net (loss) income and net (loss) income per share is intended to be a supplemental measure of performance and excludes: (i) a non-cash charge related to amortization of intangible assets from acquisitions; (ii) a non-cash charge related to stock-based compensation; (iii) a non-cash benefit related to tax benefits of unwinding our IP migration strategy; (iv) a charge related to the abandonment of leased facilities; (v) a loss on the disposition of assets in conjunction with the lease abandonment; and (vi) a gain on the sale of the PC Audio product line. SigmaTel believes that excluding these items represents a better basis for the comparison of its current results to past, present, and future operating results, and a better means to highlight the results of core ongoing operations. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP. The non-GAAP financial measures included in the press release have been reconciled to the corresponding GAAP financial measures as required under the rules of the Securities and Exchange Commission regarding the use of non-GAAP financial measures.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	On October 29, 2007, the compensation committee (“Compensation Committee”) of the board of directors of SigmaTel, Inc. (“SigmaTel”), approved and adopted the Amended and Restated SigmaTel, Inc. Executive Change in Control Severance Plan (the “Restated Plan”) which provides for certain benefits for certain designated executive officers of SigmaTel in connection with qualifying terminations of their employment within 24 months of a change in control. The Restated Plan amends and restates the Executive Change in Control Severance Plan originally adopted by the Compensation Committee on August 31, 2006 (the “Original Plan”), and effects the changes to the Original Plan noted below.

The Restated Plan was adopted by the Compensation Committee to provide for the continued dedication of designated executive officers regardless of the possibility or occurrence of a change in control by providing such designated executive officers with enhanced financial security in the event of a change in control. Participation in the Restated Plan is limited to executive officers of SigmaTel who are designated as participants by the Compensation Committee, from time to time, and who agree to participate in the Restated Plan. The Compensation Committee has designated the following executive officers as participants, subject to each of their execution and delivery to SigmaTel of an Agreement to Participate: Phillip E. Pompa, President and Chief Executive Officer; Stephan L. Beatty, Senior Vice President, Product Lines and Operation; R. Scott Schaefer, Vice President of Finance and Chief Financial Officer; Melissa C. Bixby, Vice President of Human Resources; and Barry J. Bumgardner, Vice President, General Counsel and Secretary. Messrs. Pompa, Beatty and Schaefer, each of whom is a named executive officer of SigmaTel, have agreed to participate in the Restated Plan.

The Restated Plan provides that a participant will receive the following severance benefits if within the 24 months (the “Change in Control Period”) following a change in control (as defined in the Restated Plan), the participant’s employment is terminated by SigmaTel for any reason other than cause, death, or disability (as defined in the Restated Plan) or by the participant within 60 days after the participant has knowledge of the occurrence of good reason (as defined in the Restated Plan):

•	a lump sum severance payment equal to the aggregate amount of the participant’s base salary for a period of 12 months (the “Base Salary Benefit”);

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•

a lump sum payment equal to the greater of the maximum aggregate annual bonus opportunity (including quarterly and annual bonus components) in effect immediately prior to (i) the change in control, or (ii) the termination upon a change in control (as defined in the Restated Plan) (the “Bonus Benefit”);

•

payment by SigmaTel of applicable premiums for medical, dental disability and life insurance benefits as if the participant’s employment has not been terminated for 12 months (the “Insurance Benefit”); and

•

the vesting of the participant’s equity awards which were assumed or substituted for by the acquirer in the change in control shall be accelerated so that the participant shall receive 12 months additional vesting as of the date of the change in control (the “Grant Acceleration Benefit”).

Participation in the Restated Plan is conditioned upon the participants’ execution of an Agreement to Participate and payment of the foregoing severance benefits is conditioned upon the participant’s execution of a valid and effective general release of claims, the forms of which are attached to the Restated Plan furnished as Exhibit 99.2 hereto.

The Restated Plan will remain in force until April 30, 2009, unless earlier terminated or otherwise amended.

The foregoing description of the Restated Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Plan, which is furnished as Exhibit 99.2 hereto.

The Restated Plan amends the Original Plan as follows:

•	The Change of Control Period under the Original Plan has been extended from 12 months to 24 months;

•	The Base Salary Benefit, Insurance Benefit and Grant Acceleration Benefit under the Original Plan have each been extended from 6 months to 12 months;

•	There was no Bonus Benefit under the Original Plan; and

•	The Original Plan did not have a termination date as now exists in the Restated Plan.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 31, 2007, announcing 2007 third quarter results

99.2	SigmaTel, Inc. Amended and Restated Executive Change in Control Severance Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2007

SIGMATEL, INC.

By:	/s/ R. Scott Schaefer
R. Scott Schaefer
Vice President of Finance and
Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NO.
99.1	Press Release, dated October 31, 2007, announcing 2007 third quarter results

99.2	SigmaTel, Inc. Amended and Restated Executive Change in Control Severance Plan

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